<FILENAME>ims031605_8k.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 14, 2005


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 2.03.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION.

     On March 14th International Monetary Systems, Ltd. (IMS) received $610,000 from three private investors. $500,000 is secured by two promissory notes issued by IMS. The terms are for two years, interest only, paid quarterly at 10% annually, starting June 5, 2005. At the expiration of the notes, IMS shall pay the investors the sum of $500,000. At the option of the investors and in lieu of cash payments IMS shall transfer 1,666,667 shares of IMS $.0001 par value common stock to the investors ($500,000 at $.30 per share). The investors may also elect a combination of cash and stock with a combined value of $500,000.

     The remaining $110,000 is secured by a promissory note issued by IMS. The term is three years with interest at 10% annually. Principal and interest payments of $3,549.40 start April 12, 2005. At the option of the investor and in lieu of the cash balance IMS shall transfer shares of IMS $.0001 par value common stock to the investor at the rate of $.30 per share. This conversion must be for no less than 50,000 shares or any multiple of that amount.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1    Press Release dated March 14, 2005.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.


Date: March 16, 2005                    By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer